AMENDMENT TO LETTER OF INTENT

October 20, 2004

Whereas:

A.           Global Innovative Systems, Inc. (the "Purchaser") and Victor Chang, Bondy Tan and Dr. Charles Cheung (collectively, the "Vendors") entered into a Letter of Intent (the “Letter of Intent”) regarding the purchase of all of the issued and outstanding securities in the capital of Tech Team Holdings Limited; and

B.           The Purchaser and the Vendors wish to revise the Letter of Intent as described in this Amendment to Letter of Intent.

NOW THEREFORE THIS AMENDMENT TO LETTER OF INTENT witnesses that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Section 7 of the Letter of Intent is deleted and replaced with the following:

“Due Diligence Deposit: Upon execution of this Letter of Intent, the Vendors and/or the Target agree that they will deposit with Clark, Wilson (Vancouver, British Columbia) the amount of $25,000 (the "Due Diligence Deposit") which will be used to pay the existing liabilities of the Purchaser (estimated to be $19,000) and for the due diligence and other expenses related to the Acquisition. The Due Diligence Deposit shall be non-refundable but may be converted into a private placement in the shares of the Purchaser assuming the Acquisition is consummated. In all other circumstances the Due Diligence Deposit will become a non-refundable payment to the Purchaser. The Vendors and David Yue hereby authorize and direct Clark, Wilson, and this shall be Clark, Wilson’s good and sufficient authority for so doing, to disburse any and all of the Due Diligence Deposit as directed by the Purchaser from time to time.”

2.

Section 12 of the Letter of Intent is deleted and replaced with the following:

“Closing: The closing (the "Closing") of the transactions contemplated by this Letter of Intent will occur not later than December 21, 2004. At the Closing, the Vendors will transfer the Securities to the Purchaser free from any outstanding liens, charges, claims or encumbrances and execute all such documents as the Purchaser's solicitors may require in order to effect such transfer. The Closing may take place by exchange of the appropriate solicitor's undertakings, which will involve each party's solicitors delivering to his or her counterpart all required cash and documentation, to be held in trust and not released until all such cash and documentation has been executed and delivered to the Purchaser.”

3.	The parties each acknowledge and agree that all other provisions of the Letter of Intent remain in full force and effect.

4.	This Amendment to Letter of Intent may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

5.
Delivery of an executed copy of this Amendment to Letter of Intent by electronic facsimile transmission or other means of electronic communication capable of producing printed copy will be deemed to be execution and delivery of this Amendment to Letter of Intent as of the date first set forth above.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment to Letter of Intent as of the date first written above.

GLOBAL INNOVATIVE SYSTEMS, INC.

Name: William McGinty Title: President

The above terms are accepted this ________ day of October, 2004.

SIGNED, SEALED and DELIVERED by	)
VICTOR CHANG in the presence of:	)
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Signature	)
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Print Name	)	VICTOR CHANG
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Address	)
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Occupation	)

SIGNED, SEALED and DELIVERED by	)
BONDY TAN in the presence of:	)
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Signature	)
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Print Name	)	BONDY TAN
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Address	)
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Occupation	)

SIGNED, SEALED and DELIVERED by	)
DR. CHARLES CHEUNG in the presence	)
of:	)
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Signature	)
	)	DR. CHARLES CHEUNG
Print Name	)
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Address	)
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Occupation

SIGNED, SEALED and DELIVERED by	)
DAVID YUE in the presence of:	)
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Signature	)
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Print Name	)	DAVID YUE
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Address	)
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Occupation	)